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Exhibit 10.20

                          SECURITIES PURCHASE AGREEMENT

         Securities Purchase Agreement (together with the schedules and exhibits hereto, this "Agreement"), dated as of October __, 2003, by and between Enhance Biotech, Inc., a Delaware corporation (the "Company"), and each of the Persons (as defined below) who has executed a signature page to this Agreement (each a "Purchaser," and together, the "Purchasers").


                              W I T N E S S E T H:

         WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, the Securities (as such term is defined below) as set forth below.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto hereby agree as follows:

         1. Authorization and Sale of Securities.

         1.1 Authorization. The Company has duly authorized the issuance and sale of $2,000,000 of shares of its Common Stock, par value $0.001 per share at a price of $1.50 per share (the "Common Stock"). The Company is offering shares of the Common Stock Securities (the "Offering") for sale only to individuals, entities or groups, including, without limitation, corporations, limited liability companies, limited or general partnerships, joint ventures, associations, joint stock companies, trusts, unincorporated organizations, or governments or any agencies or political subdivisions thereof (each, a "Person") who are "accredited investors" (as defined herein). Each Purchaser of Common Stock in this Offering shall receive Common Stock Purchase Warrants (the "Purchase Warrants") to purchase an aggregate number of shares of the Common Stock equal to one hundred percent (100%) of the number of shares of Common Stock purchased by such Purchaser in the Offering, exercisable at $1.50 per share, such warrants to be exerciseable for a period of 5 years from closing. The Purchase Warrants are sometimes hereinafter referred to as the "Warrants." The Common Stock and the Warrants offered hereby are sometimes hereinafter referred to as the "Securities". The Purchasers of the Securities shall have the benefit of piggy back registration rights in respect of the shares of Common Stock underlying the Securities. The Company is making the Offering of the Securities directly through its officers and its directors. Each purchaser of Common Stock in this offering shall have the right to make an identical investment at any time within 6 months of the date hereof, on the same terms and conditions. Should the Company achieve agreed milestones at any time within 6 months of the date hereof, the Company will give 14 days notice to subscribe to each purchaser. Should each purchaser not subscribe after the 14 day notice period, then the purchaser will lose the right to make the identical investment.

         1.2      Subscription.

         Subject to the terms and conditions hereinafter set forth in this Agreement, each Purchaser hereby offers to purchase, at a price of $1.50 per share, the number of shares of Common Stock set forth beneath each such Purchaser's name on the signature pages of this Agreement, for an aggregate purchase price (the "Purchase Price") to be paid by such Purchaser in the amount set forth on the signature page beneath such Purchaser's name.

         1.3 Subscription Procedures. To submit this Subscription, each Purchaser must deliver (i) this Agreement, including, without limitation, the Purchaser Questionnaire accompanying this Agreement, both duly completed and executed, to the following address, unless otherwise advised by the Company:

                           16th Floor, 666 Third Avenue
                           New York, New York  10017
                           Attention:  Christopher Every, CEO
                           Telephone:  (212) 561 1716
                           Facsimile:  (212) 697 1985



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         Attention:  Compliance (re Enhance Biotech, Inc.)

         (with any questions to be raised with Chris Every at (212) 554-4158)

         The Company may accept or reject subscriptions, in whole or in part, or accept subscriptions for less than the $50,000 minimum subscription, in its sole discretion. The Company shall notify each Purchaser of the portion, if any, of such Purchaser's subscription which has been accepted, payment instructions for the purchase price, including wire transfer instructions and instructions for delivery of payment by checks, if applicable, and the date upon which the applicable Closing shall be held and payment must be made. At each applicable Closing, each Purchaser acquiring Securities at such Closing shall deliver and pay the applicable purchase price in full for the Securities being purchased by such Purchaser at such Closing, in the amount of $1.50 for each share of Common Stock for which such Purchaser's subscription has been accepted, in U.S.
dollars, in immediately available funds, in accordance with the payment instructions contained in the notification to such Purchaser by the Company.

         2. Closing.

         Upon acceptance of subscriptions for Common Stock totaling $2,000,000 the Company shall hold a closing of the purchase and sale of such Securities.

         3. Conditions to the Obligations of each Purchaser at Closing.

         The obligation of each Purchaser to purchase and pay for the Securities subscribed for by such Purchaser at the applicable Closing is subject to the satisfaction on or prior to the Closing Date, as the case may be, of the following conditions, each of which may be waived by the applicable Purchaser:

         3.1 Representations and Warranties. The representations and warranties of the Company contained in this Agreement which are qualified as to materiality must be true and correct in all respects and the representations and warranties of the Company contained in this Agreement which are not qualified as to materiality must be true and correct in all material respects as of the Closing Date except to the extent that the representations and warranties relate to an earlier date in which case the representations and warranties must be true and correct as written or true and correct in all material respects, as the case may be, as of the earlier date.

         3.2 Performance of Covenants. The Company shall have performed or complied with in all material respects all covenants and agreements required to be performed by it on or prior to the applicable Closing pursuant to this Agreement, including, without limitation, the delivery of certificates evidencing the Securities issued to the Purchasers at the Closing.

         3.3 No Injunctions; etc. No court or governmental injunction, order or decree prohibiting the purchase and sale of the Securities will be in effect. There will not be in effect any law, rule or regulation prohibiting or restricting the sale or requiring any consent or approval of any Person that has not been obtained to issue and sell the Securities to the Purchasers.

         3.4 Closing Documents. At Closing, the Company shall have delivered to each applicable Purchaser the following:

         (a) a certificate of the President of the Company certifying that the conditions in Sections 3.1, 3.2 and 3.3 have been satisfied;

         (b) a certificate, accompanied by the applicable Warrants, evidencing the Securities purchased by such Purchaser; and


         3.6 Waivers and Consents. Except as set forth in the next sentence, the Company will have obtained all consents and waivers necessary to execute and deliver this Agreement and all related documents and agreements and to issue and deliver the Securities, and all consents and waivers will be in full force and effect.


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         4. Conditions to the Obligations of the Company at Closing.

         The obligation of the Company to issue and sell the Securities to any Purchaser is subject to the satisfaction on or prior to each Closing Date of the following conditions, each of which may be waived by the Company:

         4.1 Representations and Warranties. The representations and warranties of the Purchaser contained in this Agreement which are qualified as to materiality must be true and correct in all respects and the representations and warranties of the Purchasers contained in this Agreement which are not qualified as to materiality must be true and correct in all material respects as of the applicable Closing Date.

          4.2 Performance of Covenants. The Purchasers will have performed or complied with in all material respects all covenants and agreements required to be performed by the Purchasers on or prior to the Closing pursuant to this Agreement.

         4.3 Purchaser Questionnaire. All of the information furnished by such Purchaser in the confidential purchaser questionnaire accompanying this Agreement (the "Purchaser Questionnaire") shall have been accurate and complete in all material respects.

         4.4 No Injunctions. No court or governmental injunction, order or decree prohibiting the purchase or sale of the Securities will be in effect.

         4.5 Closing Documents. The Purchasers will have delivered to the Company this Agreement and a purchasers questionnaire duly executed by the Purchasers.

         5. Representations and Warranties of each Purchaser.

         Each Purchaser, in order to induce the Company to perform this Agreement, hereby represents and warrants, severally and not jointly, as follows:

         5.1 Due Authorization. Each Purchaser represents for such Purchaser to the Company that such Purchaser has full power and authority and has taken all action necessary to authorize such Purchaser to execute, deliver and perform such Purchaser's obligations under this Agreement. This Agreement is the legal, valid and binding obligation of such Purchaser in accordance with its terms.

         5.2 Accredited Investor. Each Purchaser represents that such Purchaser is an Accredited Investor as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

         5.3 No Investment Advice. The Company has not made any other representations or warranties to such Purchaser other than as set forth herein or incorporated herein by reference with respect to the Company or rendered any investment advice.

         5.4 Investment Experience. Each Purchaser represents that such Purchaser has not authorized any Person to act as such Purchaser's Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with this transaction. Such Purchaser has such knowledge and experience in financial, investment and business matters that such Purchaser is capable of evaluating the merits and risks of the prospective investment in the securities of the Company. Such Purchaser has consulted with such independent legal counsel or other advisers as such Purchaser has deemed appropriate to assist such Purchaser in evaluating the proposed investment in the Company.

         5.5 Adequate Means. Each Purchaser represents as to such Purchaser that such Purchaser (i) has adequate means of providing for such Purchaser's current financial needs and possible contingencies; and (ii) can afford (a) to hold unregistered securities for an indefinite period of time as required; and (b) sustain a complete loss of the entire amount of the subscription.


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         5.6  Access  to  Information.   Each  Purchaser  represents  that  such
Purchaser has been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and to obtain any
additional   information,   to  the  extent  that  the  Company  possesses  such
information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has had such opportunity to the extent such Purchaser considers appropriate in order to permit such Purchaser to evaluate the merits and risks of an investment in the Company. It is understood that all documents, records and books pertaining to this investment have been made available for inspection, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business. The foregoing shall in no way be deemed to limit the ability of each Purchaser to rely on the representations and warranties set forth herein or incorporated herein by reference.

         5.7 No Endorsement. Each Purchaser further acknowledges that the offer and sale of the Securities has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

         5.8 Non-Registered Securities. Each Purchaser acknowledges that the offer and sale of the Securities have not been registered under the Securities Act or any state securities laws and the Securities and the underlying shares of Common Stock may be resold only if registered pursuant to the provisions thereunder or if an exemption from registration is available. Each Purchaser understands that the offer and sale of the Securities is intended to be exempt from registration under the Securities Act, based, in part, upon the representations, warranties and agreements of such Purchaser contained in this Agreement.

         5.9 No Resale. Each Purchaser represents that the Securities being subscribed for, and the securities underlying the subscription, are being acquired solely for the account of such Purchaser for such Purchaser's investment and not with a view to, or for resale in connection with, any distribution in any jurisdiction where such sale or distribution would be precluded. By such representation, such Purchaser means that no other Person has a beneficial interest in the Securities or the securities underlying the subscription, and that no other Person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid by such Purchaser to the Company in connection therewith. Such Purchaser does not intend to dispose of all or any part of the Securities or the securities underlying the subscription except in compliance with the provisions of the Securities Act and applicable state securities laws, and understands that the Securities and the securities underlying the subscription are being offered pursuant to a specific exemption under the provisions of the Securities Act, which exemption(s) depends, among other things, upon the compliance with the provisions of the Securities Act.

         5.10 Legend. Each Purchaser hereby acknowledges and agrees that the Company may insert the following or similar legend on the face of the certificates evidencing the Securities purchased by such Purchaser and the shares of Common Stock issued upon the exercise of the Warrants, as the case may be, if required in compliance with the Securities Act or state securities laws:

         "These securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the issuer that an exemption from registration under the act and any applicable state securities laws is available."

         5.11 Broker's or Finder's Commissions. No finder, broker, agent, financial person or other intermediary has acted on behalf of any Purchaser in connection with the sale of the Securities by the Company or the consummation of this Agreement or any of the transactions contemplated hereby.

         Each Purchaser certifies that each of the foregoing representations and warranties by such Purchaser set forth in this Section 5 are true as of the date hereof and shall survive such date.

         6. Representations and Warranties of the Company.

         The Company represents and warrants to the Purchasers as follows:

         6.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to own and hold its properties and to conduct its business. The Company is duly licensed or qualified to do business, and in good standing, in each jurisdiction in which the nature of its business requires licensing, qualification or good standing, except for any failure to be so licensed or qualified or in good standing that would not have a material adverse effect on the Company or its results of operations, assets or financial condition or on its ability to perform its obligations under this Agreement or to issue the Securities (a "Material Adverse Effect").

         6.2 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, par value $0.001 per share (the "Common Stock"). As of the date hereof, (i) 16,839,900 shares of Common Stock were issued and outstanding, (ii) except as set forth below, no shares of Common Stock were reserved for issuance upon exercise of outstanding options issued to persons other than shares reserved for issuance upon exercise of options issued to officers of the Company, (iii) except as set forth below, no shares of Common Stock were reserved for issuance upon the exercise of outstanding warrants and (iv) Company is offering 1,333,333 shares of its Common Stock in the Offering and the accompanying Warrants, and is reserving for issuance upon exercise of the Warrants 1,333,333 shares of Common Stock underlying such Warrants as of this date. All the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights created by or through the Company, and have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in this Section 6.2, including without limitation the next succeeding sentence, there are no other options, warrants or other rights, convertible debt, agreements, arrangements or commitments of any character obligating the Company to issue or sell any shares of capital stock of or other equity interests in the Company other than to officers of the Company. The Company has an outstanding warrant for 1,000,000 shares, issued to Jano Holdings Limited, exercisable at a purchase price equal to the Purchase Price for each share of Common Stock sold in this offering, which warrant expires February 22nd, 2008. The Company is not obligated to retire, redeem, repurchase or otherwise reacquire any of its capital stock or other securities. Except as disclosed in this Section 6.2 and as contemplated by this Agreement, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party. Except as contemplated by this Agreement, the Company does not directly or indirectly own or have any investment in any of the capital stock of, or any other proprietary interest in, any Person other than Enhance Lifesciences Limited, a corporation organized under the laws of the United Kingdom, and Enhance Lifesciences Inc., a Delaware Corporation. The Company has not adopted a stockholders rights plan, poison pill or similar arrangement.

         6.3 Corporate Power, Authorization; Enforceability. Except as otherwise expressly stated in this Agreement, the Company has full corporate power and authority to execute, deliver and enter into this Agreement, and the instruments evidencing the Warrants (collectively, the "Transaction Documents") and to consummate the transactions contemplated hereby and thereby. Except as otherwise expressly stated in this Agreement, all action on the part of the Company, its directors or stockholders necessary for the authorization, execution, delivery and performance of the Transaction Documents by the Company, the authorization, sale, issuance and delivery of the Securities contemplated hereby and the performance of the Company's obligations hereunder and thereunder has been taken. Except as otherwise expressly stated in this Agreement, the Securities to be purchased on each the Closing Date and the shares of Common Stock issuable upon the exercise of the Warrants have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable and will be free and clear of any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding Common stock and equity related preferences) (collectively, "Liens") imposed by or through the Company other than restrictions imposed by the Transaction Documents and applicable securities laws. No preemptive or other rights to subscribe for or purchase equity securities of the Company exists with respect to the issuance and sale of the Securities or the shares of Common Stock issuable upon exercise of the Warrants. Except as otherwise expressly stated in this Agreement, the Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

         6.4 Litigation. There are no claims, actions, suits, investigations or proceedings pending or, to the Company's knowledge, threatened proceedings against the Company or its respective assets, at law or in equity, by or before any Governmental Authority, or by or on behalf of any third party, except for any claim, action, suit, investigation or proceeding which would not have a Material Adverse Effect nor does the Company have knowledge that there is any reasonable basis for any of the foregoing. There are no claims, actions, suits, investigations or proceedings pending or, to the Company's knowledge, threatened proceedings against the Company contesting the right of the Company to use, sell, import, license, or make available to any Person any of the Company's products or services currently or previously sold, offered, licensed or made available to any Person or used by the Company or opposing or attempting to cancel any of the Company's Intellectual Property rights, except for any claim, action, suit, investigation or proceeding which would not have a Material Adverse Effect.

         6.5 Compliance with Laws; No Default or Violation; Contracts. Except as otherwise contemplated by this Agreement in respect of the Special Participation Warrants, the Company is in compliance in all material respects with all Requirements of Law and all orders issued by any court or Governmental Authority against the Company in all material respects. To the Company's knowledge, there is no existing or currently proposed Requirement of Law which could reasonably be expected to prohibit or restrict the Company from, or otherwise materially adversely affect the Company in, conducting its business in any jurisdiction in which it now conducts or proposes to conduct such business. The Company has all material licenses, permits and approvals of any Governmental Authority (collectively, "Permits") that are necessary for the conduct of the business of the Company; (ii) such Permits are in full force and effect; and (iii) no violations are or have been recorded in respect of any Permit. No material expenditure is presently required by the Company to comply with any existing Requirements of Law or order. Except as would not be reasonably expected to have a Material Adverse Effect, the Company is not (i) in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party of by which it or any of its properties is bound or (ii) in violation of any order, decree or judgment of any court, arbitrator or other Governmental Authority. The contracts described in the Commission Documents or incorporated by reference therein that are material to the Company (collectively, the "Contractual Obligations") are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts nor, to the Company's knowledge, does any condition exist that with notice or lapse of time or both would constitute a default by such other party thereunder. The Company has not received notice of a default and is not in default under or, with respect to, any Contractual Obligation nor, to the Company's knowledge, does any condition exist that with notice or lapse of time or both would constitute a default thereunder. All of such Contractual Obligations are valid, subsisting, in full force and effect and binding upon the Company and, to the Company's knowledge, the other parties thereto, and the Company has paid in full or accrued all amounts due thereunder and has satisfied in full or provided for all of its liabilities and obligations thereunder.

         6.6 Insurance. The Company maintains and will continue to maintain insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

         6.7 Environmental Matters. The Company is in compliance, in all material respects, with all applicable Environmental Laws. There is no civil, criminal or administrative judgment, action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or, to the Company's knowledge, threatened against the Company pursuant to Environmental Laws. To the Company's knowledge, there are no past or present events, conditions, circumstances, activities, practices, incidents, agreements, actions or plans which could reasonably be expected to prevent compliance with, or which have given rise to or will give rise to liability which would have a Material Adverse Effect, under Environmental Laws. For purposes of the foregoing, "Environmental Laws" means federal, state, local and foreign laws, principles of common laws, civil laws, regulations, and codes, as well as orders, decrees, judgments or injunctions, issued, promulgated, approved or entered thereunder relating to pollution, protection of the environment or public health and safety.

         6.8 Taxes. The Company has paid or caused to be paid, or has established reserves in accordance with GAAP for all Tax liabilities applicable to the Company for all fiscal years that have not been examined and reported on by the taxing authorities (or closed by applicable statutes). No additional Tax assessment against the Company has been heretofore proposed or, to the Company's knowledge, threatened by any Governmental Authority for which provision has not been made on its balance sheet.

         No tax audit is currently in progress and there is no unassessed deficiency proposed or, to the Company's knowledge, threatened against the Company. The Company has no knowledge of any change in the rates or basis of assessment of any Tax (other than federal income tax), of the Company which would reasonably be expected to have a Material Adverse Effect. The Company has not agreed to or is required to make any adjustments under section 481 of the Code by reason of a change of accounting method or otherwise. None of the assets of the Company is required to be treated as being owned by any Person, other than the Company or any of its subsidiaries, pursuant to the "safe harbor" leasing provisions of Section 168(f)(8) of the Code. The company is not a "United States real property holding corporation" (a "USRPHC") as that term is defined in Section 897(c)(2) of the Code and the regulations promulgated thereunder.

         For purposes of this Agreement, "Code" means the Internal Revenue Code of 1986, as amended, and "Taxes" means any federal, state, provincial, county, local, foreign and other taxes (including, without limitation, income, profits, windfall profits, alternative, minimum, accumulated earnings, personal holding company, capital stock, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, withholding, employment, unemployment compensation, payroll and property taxes, import duties and other governmental charges and assessments), whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest, and penalties with respect thereto, and including expenses associated with contesting any proposed adjustments related to any of the foregoing.

         6.9      Intellectual Property.

              (a)  "Intellectual  Property"  shall mean all of the  following as they are necessary in connection with the business of the Company as presently conducted and as they exist in all jurisdictions throughout the world, in each case, to the extent owned by or licensed to the Company: (i) patents, patent applications and inventions, designs and improvements described and claimed therein, patentable inventions and other patent rights (including any divisions, continuations, continuations-in-part, reissues, reexaminations, or interferences thereof, whether or not patents are issued on any such applications and whether or not any such applications are modified, withdrawn, or resubmitted) ("Patents"); (ii) trademarks, service marks, trade dress, trade names, brand names, designs, logos, or corporate names, whether registered or unregistered, and all registrations and applications for registration thereof ("Trademarks");
(iii) copyrights and mask works, including all renewals and extensions thereof, copyright registrations and applications for registration thereof, and non-registered copyrights ("Copyrights"); (iv) trade secrets, inventions, know-how, process technology, databases, confidential business information, customer lists, technical data and other proprietary information and rights ("Trade Secrets"); (v) computer software programs, including, without limitation, all source code, object code, and documentation related thereto ("Software"); (vi) Internet addresses, domain names, web sites, web pages and similar rights and items ("Internet Assets"); and (vii) all licenses, sublicenses and other agreements or permissions including the right to receive royalties, or any other consideration related to the property described in
(i)-(vi). The Intellectual Property contains all of the intellectual property necessary to operate the business of the Company as currently conducted.

              (b) The Company exclusively owns (or otherwise has the right to use the Intellectual Property pursuant to a valid license, sublicense or other agreement), free and clear of all Liens, and has the unrestricted right (subject to any such license terms, if applicable) to use, sell, license, or sublicense all Intellectual Property.

              (c) There are no issued Patents, registrations, filings and applications for any Patents, Trademarks and Copyrights filed by the Company.

              (d) There are no material licenses, sublicenses, distributor agreements and other agreements or permissions ("IP Licenses") under which the Company is a (i) licensor, or (ii) licensee, distributor, or reseller, except such licenses, sublicenses and other agreements relating to off-the-shelf software which is commercially available on a retail basis for less than $1000 per license and $50,000 in the aggregate and used solely on the computers of the Company ("Off-the-Shelf Software"). To the knowledge of the Company, all of the IP Licenses, if any, are valid, enforceable, and in full force and effect, and, with respect to the Company, will continue to be on identical terms immediately following the completion of the transactions contemplated by this Agreement.

              (e) All products made, used or sold by the Company under the Patents have been marked with the proper patent notice.

              (f) All products and materials  made,  used or sold by the Company
containing   Trademarks  bear  the  proper  federal  registration  notice  where permitted by law.

              (g) All works encompassed by the Copyrights and used by the Company have been marked with the proper copyright notice.

              (h) To the Company's knowledge, upon reasonable inquiry in accordance with sound business practice and business judgment, all the Company's Intellectual Property rights are valid and enforceable. The Company has taken all reasonably necessary actions to maintain and protect each item of Intellectual Property owned by the Company.

              (i) The Company has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets and the proprietary nature and value of its Intellectual Property. To the best of the Company's knowledge, none of the Trade Secrets, wherever located, the value of which is contingent upon maintenance of confidentiality thereof, have been disclosed to any employee, representative or agent of the Company or any other person not obligated to maintain such Trade Secret in confidence pursuant to a confidentiality agreement entered into with the Company, except as required pursuant to the filing of a patent application by the Company.

              (j) The Company is diligently prosecuting all Patent applications it has filed, as instructed by patent counsel. The Company is diligently filing and preparing to file Patent applications for all inventions in a manner and within a sufficient time period to avoid statutory disqualification of any potential Patent application.

              (k) Unless otherwise disclosed by the Company or pursuant to a current license, it is not necessary for the Company's business to use any Intellectual Property owned by any present or past director, officer, employee or consultant of the Company (or persons the Company presently intends to hire). To the actual knowledge of the Company's executive officers, at no time during the conception or reduction to practice of any of the Company's Intellectual Property was any developer, inventor or other contributor to such Intellectual Property operating under any grants from any Governmental Authority or subject to any employment agreement, invention and assignment, nondisclosure agreement or other Contractual Obligation with any Person that could adversely affect the Company's rights to its Intellectual Property.

              (l) To the knowledge of the Company, upon reasonable inquiry in accordance with sound business practice and business judgment, none of the Intellectual Property, products or services owned, used, developed, provided, sold or licensed by the Company, or made for, used or sold by or licensed to the Company by any person infringes upon or otherwise violates any Intellectual Property rights of others.

              (m) To the knowledge of the Company, upon reasonable inquiry in accordance with sound business practice and business judgment, no Person is infringing upon or otherwise violating the Intellectual Property rights of the Company.

         6.10     Employee Benefit Plans.

              (a) Neither the Company nor any entity which is or was under common control within the meaning of Section 414(b), (c), (m) or (o) of the Code maintains or contributes to, or has within the preceding six years maintained or contributed to, or may have any liability with respect to any employee benefit plan subject to Title IV of Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 412 of the Code or any "multiple employer plan" within the meaning of the Code or ERISA. Each employee benefit plan, arrangement, policy, program, agreement or commitment which the Company maintains, contributes to or may have any liability in respect to (each, a "Plan") has been established and administered in accordance with its terms, and complies in form and in operation with the applicable requirements of ERISA, the Code and other applicable Requirements of Law. No claim with respect to the administration or the investment of the assets of any Plan (other than routine claims for benefits) is pending. No event has occurred in connection with which the Company or any Plan, directly or indirectly, could be subject to any material liability under ERISA, the Code or any other law, regulation or governmental order applicable to any Plan, or under any agreement, instrument, statute, rule of law or regulation pursuant to or under which the Company has agreed to indemnify any person against liability incurred under, or for a violation or failure to satisfy the requirement of, any such statute, regulation or order. The Company has no liability, whether absolute or contingent, including any obligations under any Plan, with respect to any misclassification of any person as an independent contractor rather than as an employee.

         (b) The Company does not have any obligations to provide or any direct or indirect liability, whether contingent or otherwise, with respect to the provision of health or death benefits to or in respect of any former employee, except as may be required pursuant to Section 4980B of the Code and the corresponding provisions of ERISA and the cost of which are fully paid by such former employees.

         (c) There are no unfunded obligations under any Plan which are not fully reflected on the Financial Statements.

         6.11 Investment Company. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

         6.12  Private  Offerings.   Assuming  the  truth  of  each  Purchaser's
representations and acknowledgments contained in Section 5 hereof, neither the Company nor any Person acting on its behalf (other than the Purchasers, as to whom the Company makes no representations) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. The Company has not sold the Securities to anyone other than the subscribers to this Agreement. Each Security shall bear substantially the same legend set forth in Section 8 hereof for at least so long as required by the Securities Act.

         6.13 Broker's or Finder's Commissions. No finder, broker, agent, financial person or other intermediary has acted on behalf of the Company in connection with the sale of the Securities by the Company or the consummation of this Agreement or any of the transactions contemplated hereby. The Company has not had any direct or indirect contact with any investment banking firm (or similar firm) with respect to the offer of the Securities by the Company to the Purchasers or the Purchasers' subscriptions for the Securities.

         6.14 Disclosure. The Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading. The Company does not have any knowledge of any fact that has specific application to the Company (other than general economic or industry conditions) and that can reasonably be foreseen to cause a Material Adverse Effect that has not been set forth in the Transaction Documents or the Commission Documents.

         The Company certifies that each of the foregoing representations and warranties by the Company sets forth in this Section 6 are true as of the date hereof and shall survive such date as contemplated in Section 7.1.

         7.       Indemnification.

         7.1 The Company agrees to indemnify and hold harmless the Purchasers, their affiliates and each of their respective directors, officers, general and limited partners, principals, agents and attorneys (individually, an
"Indemnified Party" and collectively, the "Indemnified Parties") from and against any and all losses, claims, damages, Liabilities, costs (including reasonable attorneys' fees) and expenses (collectively, "Losses") to which any Indemnified Party may become subject, insofar as such Losses arise out of, in any way relate to, or result from (i) any breach of any representation or warranty made by the Company contained in or made pursuant to this Agreement, or
(ii) the failure of the Company to fulfill any agreement or covenant contained in or made pursuant to this Agreement. All of the representations and warranties of the Company made herein shall survive the execution and delivery of this Agreement until the date that is ninety (90) days after the filing by the Company with the Commission of audited financial statements of the Company for the fiscal year ending January 31, 2004 (or, if such fiscal year changes and no such audited consolidated financial statements are available, then the successor fiscal year), except for (a) Sections 6.1 (Organization, Good Standing and
Qualification), 6.2 (Capitalization), 6.3 (Corporate Power, Authorization; Enforceability), 6.12 (Private Offerings) and 6.13 (Broker's or Finder's Commission), which representations and warranties shall survive indefinitely (or if indefinite survival is not permitted by law, then for the maximum period permitted by applicable law), (b) Section 6.8 (Taxes), which representation and warranty shall survive until the later to occur of (i) the lapse of the statute of limitations with respect to the assessment of any tax to which such representation and warranty relates (including any extensions or waivers thereof) and (ii) sixty (60) days after the final administrative or judicial determination of the Taxes to which such representation and warranty relates, and no claim with respect to Section 6.8 may be asserted thereafter with the exception of claims arising out of any fact, circumstance, action or proceeding to which the party asserting such claim shall have given notice to the other parties to this Agreement prior to the termination of such period of reasonable belief that a tax liability will subsequently arise therefrom, and (c) Section
6.7 (Environmental Matters), which representation and warranty shall survive until the lapse of the applicable statute of limitations. Except as set forth herein, all of the covenants, agreements and obligations of the parties hereto shall survive the Closing indefinitely (or if indefinite survival is not permitted by law, then for the maximum period permitted by applicable law).

         7.2 Promptly after receipt by an Indemnified Party under Section 7.1 of notice of any claim as to which indemnity may be sought, including, without limitation, the commencement of any action or proceeding, the Indemnified Party will, if a claim in respect thereof may be made against the indemnifying party under this Section, promptly notify the indemnifying party in writing of the commencement thereof; provided that the failure of the Indemnified Party to so notify the indemnifying party will not relieve the indemnifying party from its obligations under this Section unless, and only to the extent that, such omission results in the indemnifying party's forfeiture of substantive rights or defenses or being materially prejudiced by the Indemnified Person's failure to give such notice. In case any action or proceeding is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable approval (which approval will not be withheld or delayed unreasonably); provided, however, that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense at its own expense. After notice from the indemnifying party to the Indemnified Party of its election to so assume the defense thereof, the indemnifying party will not be Liable to the Indemnified Party under that Section 7 for any legal or any other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof (other than reasonable costs of investigation) unless incurred at the written request of the indemnifying party. Notwithstanding the above, the Indemnified Party will have the right to employ counsel of its own choice in any action or proceeding (and be reimbursed by the indemnifying party for the reasonable fees and expenses of the counsel and other reasonable costs of the defense) if, in the written opinion of such Indemnified Party's counsel, representation of the Indemnified Party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests or conflicts between the Indemnified Party and any other party represented by the counsel in the action; provided, however, that the indemnifying party will not in connection with any one action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be Liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, except to the extent that local counsel, in addition to regular counsel, is required in order to effectively defend against the action or proceeding. An indemnifying party will not be Liable to any Indemnified Party for any settlement or entry of judgment concerning any action or proceeding effected without the consent of the indemnifying party, which consent shall not be unreasonably withheld. The indemnifying party agrees that it will not, without the prior written consent of the Indemnified Party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising or that may arise out of such claim. The rights accorded to an Indemnified Party hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise; provided, however, that notwithstanding the foregoing or anything to the contrary contained in this Agreement, (a) nothing in this Section 7 shall restrict or limit any rights that any Indemnified Party may have to seek equitable relief and (b) this Section 7 shall be the sole remedy for any breach of the Company's representations and warranties contained in Section 6 except with respect to claims arising out of fraud or willful misconduct.

         8. Covenants.

         8.1 Use of Proceeds. The Company will use the proceeds from this Offering for general corporate purposes.

         8.2 Conduct of the Company's Business. Except as contemplated by this Agreement, during the period from the date hereof to the Closing Date, the Company will conduct its business and operations solely in the ordinary course of business consistent with past practice and use reasonable commercial efforts to keep available the services of its officers and employees and preserve its current relationships with customers, suppliers, licensors, creditors and others having business dealings with it.

         8.3 Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto will use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement at the earliest practicable date.

         8.4      Tax Matters.

         (a) The Company covenants that it will use commercially reasonable efforts not to become a USRPHC at any time while any Purchaser owns any of the Securities.

         (c) In the event that a Purchaser desires to sell or dispose of any of the Securities or Common Stock underlying such Securities as permitted under this Agreement and applicable law, and upon demand by such Purchaser, the Company agrees to deliver to such Purchaser a letter (the "Letter") which complies with Sections 1.1445-2(c)(3) and 1.897-2(h) of the Treasury Regulations, addressed to such Purchaser, stating whether or not the Company is a USRPHC. The Letter shall be delivered to the Purchaser one business day prior to the close of any sale or disposition of the Securities or Conversion Stock by the Purchaser (the "Delivery Date"). The Letter shall be dated as of the Delivery Date and signed by a corporate officer who must verify under penalties of perjury that the statement is correct to his knowledge and belief pursuant to
Section 1.897-2(h) of the Treasury Regulations.

         8.5 Piggyback Registration Rights

              (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration, or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities, whether or not for sale for its own account, the Company will give prompt written notice (but in no event less than twenty five (25) days before the anticipated filing date) to all holders of Registrable Securities, and such notice shall describe the proposed registration and distribution and offer to all holders of Registrable Securities the opportunity to register the number of Registrable Securities as each such holder may request. The Company will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the holders' receipt of the Company's notice (a "Piggyback Registration").

              (b) Reasonable Efforts. The Company shall use all reasonable best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggyback Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof.

              (c) Withdrawal. Any Designated Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 8.5 by giving written notice to the Company of its request to withdraw; provided, that in the event of such withdrawal (other than pursuant to Section 8.5(f) hereof, the Company shall not be required to reimburse such holder for fees and expenses hereof incurred by such holder prior to such withdrawal, unless such withdrawal was due to a material adverse change to the Company. The Company may withdraw a Piggyback Registration at any time prior to the time it becomes effective.

              (d) Priority in Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of Registrable Securities requested to be included on a secondary basis in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of such primary or secondary offering (the "Company Offering Quantity"), then the Company will include in such registration securities in the following priority:

                  (i) First, the Company will include the securities the Company proposes to sell.

                  (ii) Second, the Company will include all Registrable Securities requested to be included by any Designated Holder, and if the number of such Designated Holders' securities requested to be included exceeds the Company Offering Quantity, then the Company shall include only each such requesting Designated Holders' pro rata share of the shares available for registration by the Purchaser, based on the amount of securities held by such holder, on an as converted basis.

              (e) Cutback.  If, as a result of the proration  provisions of this
Section 8.5, any Designated Holders shall not be entitled to include all Registrable Securities in a Piggyback Registration that such Designated Holders has requested to be included, such holder may elect to withdraw his request to include Registrable Securities in such registration but the Company shall be required to reimburse such holder for the fees and expenses hereof incurred by such holder prior to such withdrawal.

         9. FOR RESIDENTS OF ALL STATES: NEITHER THE SECURITIES OFFERED HEREBY OR THE SECURITIES INTO WHICH SUCH SECURITIES MAY BE CONVERTED HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         10. No Waiver.

         Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchasers, the Purchasers do not thereby or in any manner waive any rights granted to the Purchasers under federal or state securities laws.

         11.      Miscellaneous.

         11.1 Notices. Any notice or other communication given hereunder by any party hereto to any other party hereto shall be in writing and delivered personally or by facsimile transmission or sent by registered or certified mail or by any express mail or overnight courier service, postage or fees prepaid:

                  If to the Company:

                           Enhance Biotech, Inc.
                           16th Floor, 666 Third Avenue
                           New York, New York  10017
                           Attention:  Christopher Every, CEO
                           Telephone:  (212) 561 1716
                           Facsimile:  (212) 697 1985

                  If to the Purchasers:

                           To each Purchaser at such Purchaser's name and address set forth on the signature page to this Agreement.

              Any notice that is delivered personally or by facsimile transmission in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party or its agent. Any notice that is addressed and mailed or sent by courier in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is so placed in the mail or, if earlier, the time of actual receipt.

         11.2 Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns, provided, that no party may assign this Agreement without the prior written consent of the other party, such consent not to be unreasonably withheld; provided, further, that a Purchaser may assign this Agreement to its wholly-owned affiliates without consent; provided that any transfer of Securities or shares of Common Stock underlying such Securities must be in compliance with the Transaction Documents and all applicable law.

         11.3 Entire Agreement. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them; provided that any confidentiality agreement between the Company and any Purchaser shall remain in effect. This Agreement may be amended only by mutual written agreement of the Company and a majority in interest of the Purchasers, and the Company may take any action herein prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or waiver of the Purchasers purchasing a majority of the Securities offered hereby.

         11.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. The parties hereto hereby agree that any suit or proceeding arising under this Agreement, or in connection with the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the County of New York and State of New York. By its execution hereof, both the Company and the Purchasers hereby consent and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the County of New York and State of New York and agree that any process in any suit or proceeding commenced in such courts under this Agreement may be served upon it personally or by certified or registered mail, return receipt requested, or by Federal Express or other courier service, with the same force and effect as if personally served upon the applicable party in New York and in the city or county in which such other court is located. The parties hereto each waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense of lack of in personam jurisdiction with respect thereto.

         11.5 Severability. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction will not affect any other provision of this Agreement, which will remain in full force and effect. If any provision of this Agreement is declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, the provision will be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof will nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions will be deemed dependent upon any other covenant or provision unless so expressed herein.

         11.6 No Waiver. A waiver by either party of a breach of any provision of this Agreement will not operate, or be construed, as a waiver of any subsequent breach by that same party.

         11.7 Further Assurances. The parties agree to execute and deliver all further documents, agreements and instruments and take further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

         11.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which will together constitute the same instrument.

         11.9 No Third Party Beneficiaries. Nothing in this Agreement creates in any Person not a party to this Agreement any legal or equitable right, remedy or claim under this Agreement, and this Agreement is for the exclusive benefit of the parties hereto. The parties expressly recognize that this Agreement is not intended to create a partnership, joint venture or other similar arrangement between any of the parties or their respective affiliates.

         11.10  Headings.   The  headings  in  this  Agreement  are  solely  for
convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         11.11 Publicity Restrictions. Except as may be required by applicable Requirements of Law, no Purchaser shall issue a publicity release or public announcement or otherwise make any disclosure concerning this Agreement, the transactions contemplated hereby without prior approval by the Company; provided that each Purchaser may disclose on its worldwide web pages and its offering materials, if any, the name of the Company, the name of the Chief Executive Officer of the Company, a brief description of the business of the Company consistent with the Commission Documents or the Company's press releases or other public statements, the Company's logo and the aggregate amount of such Purchaser's investment in the Company without having any ownership interest in, or other right to use of, any of the same, and without taking any action which would adversely affect the Company's interest in such logo or omitting to take any action necessary to protect the same. If any announcement is required by applicable law or the rules of any securities exchange or market on which such shares of Common Stock are traded to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the Company and shall give the Company reasonable opportunity to comment thereon. The parties agree to attribute and otherwise indicate ownership of the other party's trademarks and logos.

         11.12 Certification. Each Purchaser certifies that such Purchaser has read this entire Agreement and that every statement on such Purchaser's part made and set forth herein is true and complete.

                 [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement on the date his signature has been subscribed and sworn to below.

The shares of Common Stock and the common stock purchase warrants are to be issued in:

                                                             ----------------------------------------------------------
                                                             Print Name of Investor

                                                                                shares of Common Stock subscribed for
                                                             ------------------
____ individual name
                                                             Subscription  price paid herewith:
                                                             $                  (being $1.50 x the number of shares
                                                              -----------------
____ tenants in the entirety                                 of Common Stock listed above)


                                                             ----------------------------------------------------------
____ corporation (an officer must sign)                      Print Name of Joint Investor
                                                             (if applicable)


                                                             ----------------------------------------------------------
____ partnership (all general partners must sign)            Signature of Investor


                                                             ----------------------------------------------------------
____ trust                                                   Signature of Joint Investor


                                                             ----------------------------------------------------------
____ limited liability company

                                                             ----------------------------------------------------------
                                                             (with a copy to:)

                                                             ----------------------------------------------------------

                                                             ----------------------------------------------------------

                                                             ----------------------------------------------------------
                                                             Address of Investor


Accepted as of the ___ day of __________,  2003 as to _______________  shares of
Common Stock; Subscription price accepted being $______________, being $1.50 x the number of shares of Common Stock as to which this Subscription is accepted:

ENHANCE BIOTECH, INC.

By: ___________________________________________
Name:
Title: